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                                                                    EXHIBIT 99.3


                          LOAN AND SECURITY AGREEMENT


               This Loan and Security Agreement is made as of August 6, 1998, by and between IMARK Technologies, Inc., a Delaware corporation with its principal office at 580 Herndon Parkway, Suite 100, Herndon, VA 20170-5225 ("IMARK") and International Advance, Inc., a Delaware corporation ("Advance").

               WHEREAS, Advance has extended credit of $400,000 (the "Existing Credit") to IMARK, which credit is due on demand as of the date hereof;

               WHEREAS, IMARK has requested that Advance defer any call with respect to the Existing Credit and provide to IMARK additional credit in the principal amount of up to $600,000 (the "Additional Credit"); and

               WHEREAS, Advance is willing to defer any call with respect to the Existing Credit and to provide the Additional Credit (together the "Loan"), but only upon the terms hereof, including but not limited to receipt of security for the Existing Credit and the Additional Credit by the grant by IMARK of a security interest in, and uninhibited access to IMARK's present and future technologies, and the grant of a security interest in all of IMARK's other assets; and

               WHEREAS, Robert Wiedemer and David Wiedemer have previously pledged 400,000 shares of the Common Stock of IMARK to Advance to secure the Existing Credit and hereby the Loan, and have delivered or simultaneously herewith are delivering to Advance stock certificates representing such pledged shares and stock powers duly endorsed in blank;

               WHEREAS, IMARK is willing to grant Advance a security interest in, and uninhibited access to IMARK's present and future technologies, and to grant a security interest in all of IMARK's other assets; and

               WHEREAS, IMARK wishes to evidence the Loan by delivering to Advance two notes with an aggregate principal amount of up to $1,000,000 each due October 15, 1998, and each bearing interest at the rate of twelve percent (12%) per annum, with one note in principal amount of $100,000 also being convertible into a number of shares of the common stock, par value $0.01 per share the "Common Stock"), of IMARK equal to 19.9% of the Common Stock then outstanding.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and using the defined terms described in Section 9, the parties agree as follows:





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               Section 1.         Restructuring of Debt.

               1.1 IMARK hereby acknowledges that it is currently indebted to Advance in the principal amount of $400,000 plus interest.

               1.2 From the date hereof through October 10, 1998, Advance may, at Advance's sole and unfettered discretion, and provided that no default or Event of Default shall have occurred hereunder, lend to IMARK up to the principal amount of $600,000. IMARK shall request such additional loans not more than once every two weeks, by delivering to Advance a borrowing request accompanied by a detailed description of the uses of all credit provided by Advance to IMARK through the date of the request and the proposed uses of the additional funds requested on the date of the borrowing request. Advance shall not be obligated to provide such additional funds, but this agreement shall govern the repayment of and security for IMARK's obligation to repay any funds lent hereunder.

               1.3 To evidence the Loan, contemporaneously with the execution of this Agreement, IMARK is issuing to Advance a convertible promissory note in the principal face amount of $100,000 in the form of Exhibit A-1 attached hereto (the "Convertible Note") and a promissory note in the principal face amount of up to $900,000 in the Form of Exhibit A-2 attached hereto (together, the "Restructured Notes" or the "Notes").

               Section 2.         Security Interest.

               2.1 Secured Obligations. So long as the Loan or either of the Restructured Notes or any other Obligation remains outstanding, as security therefor, IMARK hereby assigns, transfers, pledges and grants to Advance a continuing general lien upon and a security interest in (a) all of its Technology and Products, specifically including but not limited to all such Technology that may be developed on or after the date of this Agreement and (b) all of its other assets, including but not limited to all Accounts, Chattel Paper, Inventory, Documents, Equipment, Instruments, General Intangibles (as such terms are defined in the Uniform Commercial Code as adopted by the State of Virginia), and all other goods and personal property, including without limitation, furniture and fixtures, whether tangible or intangible, whether now existing or hereafter acquired by way of replacement, substitution, addition, accession or otherwise, and all books and records of account, documents and papers relating thereto ((a) and (b) collectively, the "Collateral").

               2.2 Obligation(s). "Obligation(s)" shall mean all amounts that may be owed by IMARK to Advance under the Note or this Agreement or otherwise.





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               Section 3.         Representations and Warranties.

               IMARK represents, warrants and agrees that:

               3.1 Information. All information delivered or to be delivered to Advance pursuant to the replacement and restructure of debt evidenced by the Replaced Notes is true, correct and complete in all material respects.

               3.2 Ownership of Technology and Collateral. Except as disclosed in SCHEDULE 3.2, IMARK is the legal and equitable owner of the Collateral, free and clear of any lien, claim, charge, license, security interest or encumbrance of any kind and has good right and lawful authority to pledge, assign the Collateral (including to deliver the use of the Technology) in the manner hereby done or contemplated; and no consent or approval of any person, entity, governmental body or regulatory authority is or will be necessary to the validity of the rights created under this Agreement as to the Technology or the Collateral.

               3.3 Non-Infringement. IMARK warrants that the Technology does not infringe any patent, trade secret or copyright of any third party. IMARK hereby indemnifies Advance against and agrees to hold Advance harmless against any cost, expense, claim or liability arising from any claim of any such infringement.

               3.4 Financial Statements. IMARK has previously delivered to Advance its unaudited balance sheet as of June 30, 1998 and its unaudited income statement for the twelve months ended June 30, 1998. Each of such statements was prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, and such statements present fairly, in all material respects, the financial position of IMARK as of June 30, 1998 and the results of IMARK's operations for the twelve month period described herein, subject to normal year-end audit adjustments.

               3.5 Interim Period. During the period from July 1, 1998 through the date hereof, except for transactions with Advance, IMARK has not
(a) entered into any transaction outside of the ordinary course of IMARK' business, (b) incurred any long-term debt, or (c) issued any of its capital stock or any rights (including warrants and options) to purchase any of its capital stock.

               3.6 Authorization. The Board of Directors of IMARK has taken all corporate action necessary to approve, execute, deliver and perform the Restructured Notes, this Agreement, and the License Agreement delivered to Advance on the date hereof. Except as set forth on Schedule 3.6, no consents of any person, private entity or governmental entity are required in order for IMARK to enter into the above agreements or to perform its obligations thereunder.

               3.7 Execution. This Agreement has been duly and validly executed and delivered by IMARK and constitutes the valid and binding agreement of IMARK enforceable against IMARK in accordance with its terms.





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               3.8        Corporate Existence, Power and Good Standing.  IMARK
is a corporation duly organized, validly existing and in good standing under the laws of Delaware. IMARK has the power and authority to own and lease its properties and to carry on its business as and where such business is now being conducted. IMARK is qualified to do business as a foreign corporation in Virginia, and is not required to be qualified in any other jurisdiction where failure to so qualify would have a material adverse effect on the business or financial condition of IMARK or its assets.

               3.9        No Conflict; No Consents.  Except as set forth on
Schedule 3.9, the execution, delivery and performance of this Agreement by IMARK does not and will not:

     (a) conflict with or result in a breach of the Articles of Incorporation or Bylaws of IMARK;

     (b) conflict with or result in a breach of any contract or commitment to which IMARK is a party or by which it is bound, or result in the right of acceleration or any similar right of any other party under any such contract or commitment;

     (c) violate or conflict with any laws, ordinances, codes, rules, regulations, judgments, orders or decrees of governmental, administrative or judicial authorities applicable to IMARK or any of its businesses or properties;

     (d) require any authorization, consent, order, permit, license or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority; or

     (e) require any notice to, filing with or authorization, registration, consent or approval of any Person (other than a governmental agency) pursuant to any contracts, agreement, indentures, credit agreements, leases or otherwise.

               3.10 Litigation. Except as set forth on SCHEDULE 3.10 and except for claims resulting from IMARK's failure to pay its creditors in a timely fashion, no claim, suit, action, governmental investigation or litigation, or legal, administrative, arbitration or other proceeding of any kind (domestic or foreign) is pending or threatened against, relating to or involving IMARK (whether as plaintiff or defendant), or its property or business, nor does IMARK know of any ground for any such claim, suit, IMARK, investigation, litigation or proceeding. Except as set forth on SCHEDULE 3.10, IMARK is not subject to any outstanding order, writ or decree of any court or other governmental authority (domestic or foreign).

               3.11 SEC Documents. IMARK is a corporation subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). IMARK has filed all required reports, schedules, forms, statements, and other documents with the Commission since August 13, 1996 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the





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Exchange Act, as the case may be, and the rules and regulations of the
Commission promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of IMARK included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, as permitted by SEC Form 10-Q) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of IMARK as of the date thereof and its statements of operations, changes in shareholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents, to IMARK's knowledge, IMARK does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a balance sheet of IMARK or in the notes thereto, other than liabilities and obligations incurred in the ordinary course of business consistent with the past practice and experience since March 31, 1998.

               Section 4.         Covenants.

               4.1 Payment Covenant. IMARK will pay all amounts due under the Restructured Notes in accordance with their terms and provisions.

               4.2 Board Representation. Until both of the Restructured Notes are satisfied in full, IMARK will use its best efforts to cause up to two designees of Advance to be elected to IMARK's Board of Directors. Without limiting the generality of the foregoing, IMARK shall:

               (a) increase the size of the current Board of Directors by up to two positions and shall appoint Advance's designee or designees to a vacancy created by this increase;

               (b) nominate and support the election of up to two designees of Advance as part of management's proposed directors at any meeting of shareholders called for the purpose of electing directors; and

               (c) in any election of directors, solicit proxies of shareholders for the purpose of electing Advance's designees and vote any shareholder's proxy which IMARK's management has the discretion to vote for the election of Advance's designees.

               In the event that notwithstanding such best efforts, Advance's designee is not elected to IMARK's Board, or in the event that Advance notifies IMARK that it does not wish its designees to serve on IMARK's Board, then, until both the Restructured Notes are fully paid, IMARK shall invite (with suitable prior written notice) up to two Advance designees (or one





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designee if an Advance designated director is on the Board) to each meeting of
IMARK's Board of Directors, to each meeting of each committee of IMARK's Board of Directors, and shall invite at least two representatives of Advance to each meeting of IMARK's shareholders. IMARK shall provide to any Advance designees the same information as the information which any director of IMARK receives or is entitled to receive. Furthermore, IMARK shall give Advance reasonable prior written notice of any action proposed to be taken by IMARK's Directors or shareholders upon the receipt of a requisite number of signed consents.

               4.3 Maintenance of Collateral. IMARK will maintain the Collateral as is appropriate to protect IMARK against loss from fire, theft, computer failure or other casualty and will not waste or destroy the Collateral or any part of it and will defend the Collateral against the claims and demands of all third persons. Nothing in this Section will prohibit IMARK from destroying or not pursuing work in progress which IMARK determines to be commercially impractical.

               4.4 Perfecting Security Interest. IMARK agrees to perform any and all steps requested by Advance to perfect the security interest granted herein by way of filing notices of lien, financing statements, continuation statements or amendments thereto, and grants to Advance the right to sign on behalf of IMARK and file any of the above in which IMARK's signature is required. Where Collateral or any of the proceeds thereof are in the hands of third parties, agents or custodians of IMARK, IMARK shall, after default and on Advance's request, notify such third parties, agents or custodians of Advance's security interest therein, and instruct them to hold the same for Advance's account and subject to Advance's instructions. IMARK will also execute Financing Statements to be filed in the State of Virginia and the Circuit Court of the County of Fairfax that will give notice of Advance's rights under the License Agreement between IMARK and Advance.

               4.5 Payment of Charges by IMARK. IMARK shall pay prior to delinquency all taxes, charges, liens and assessments against the Collateral. Upon IMARK's failure to pay, Advance at its option may pay any tax, charge, lien or assessment and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Such payment by Advance shall be reimbursed by IMARK immediately upon demand, with interest thereon from the date of payment by Advance at the maximum rate of interest permitted by applicable law with respect to IMARK.

               4.6. Collateral Control; Insurance. IMARK shall provide Advance promptly with any information (in addition to the insurance policies described below) concerning the Collateral which shall be reasonably required by Advance. So long as no event of default exists under this Agreement, IMARK shall be entitled to receive and collect, compromise and settle all proceeds of the Collateral. Upon a default under this Agreement, IMARK's right to collect said proceeds shall be terminated and IMARK shall hold all of said proceeds in trust for the account of Advance in a separate lock box or specifically designated account, and shall deliver the same to Advance in the identical form received. IMARK shall maintain appropriate policies of insurance, insuring all of IMARK's chattels and real property as shall be required by Advance,





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which policies shall be in form satisfactory to Advance and shall be issued by insurers licensed and authorized to issue such policies.

               4.7 Reservation of Shares. IMARK covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Convertible Note, such number of shares of Common Stock as shall then be issuable upon conversion of the Convertible Note. IMARK covenants that all shares of Common Stock which shall be issuable upon conversion of the Convertible Note shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue.

               4.8 Negative Covenants. During the term of this Agreement, IMARK shall not (without Advance's prior written consent):

               (a) take any action which will interfere or conflict in any respect with Advance's interest in the Technology as contemplated herein; or

               (b) take or permit any action that may impair the value or security of any Collateral, including to sell, assign, mortgage or grant a security interest or suffer any lien against any of the Collateral unless the Advance shall have signed a subordination agreement acceptable to Advance.

               4.9 Financial Statements. IMARK shall deliver to Advance the following:

               (a) within 30 days after the end of each monthly accounting period of IMARK, an unaudited financial report that includes a profit and loss statement for such month, together with a cumulative profit and loss statement from the first day of the current fiscal year to the last day of such month which reports shall be prepared in accordance with GAAP except for footnotes customarily required by GAAP and normal year-end adjustments.

               4.10 Non-Disturbance. IMARK shall obtain the written agreement of each person who presently holds a security interest in any Collateral, if any, (in the form of an intercreditor agreement acceptable to Advance) to the effect that, so long as Advance is not in default under the License Agreement, such security holder's lien shall be subordinate to Advance's lien and such securityholder not interfere with the exercise by Advance of its rights under this Agreement or the License Agreement (a "Non-Disturbance Agreement").

               4.11 Ratification of Subscription Agreement. IMARK and Advance each agree to use their best efforts to perform their respective obligations under the Subscription Agreement dated as of June 15, 1998 (the "Subscription Agreement") between IMARK and Advance and to consummate the transactions thereunder. IMARK also agrees, in lieu of obtaining a waiver of





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the requirement of shareholder approval of the transactions contemplated by the
Subscription Agreement, to promptly take all steps necessary or desirable to obtain shareholder approval of such transactions prior to October 15, 1998 including but not limited to promptly filing a preliminary proxy statement with the Securities and Exchange Commission and using its best efforts thereafter to cause such preliminary Proxy Statement to be approved by the SEC and distributed to its shareholders. It is anticipated that if IMARK is able to timely obtain shareholder approval and satisfy the conditions precedent contained in the Subscription Agreement, the closing of the transactions contemplated by the Subscription Agreement will be the source of repayment of the Restructured Notes; however, IMARK shall remain bound to repay the Restructured Notes in accordance with their terms whether or not the transactions contemplated by the Subscription Agreement are consummated.

               Section 5.         Duties of Advance.

               5.1 Duty of Care. Advance shall use reasonable care in the custody and the preservation of the Technology in Advance's possession.

               5.2 Confidentiality. Advance covenants and agrees that at all times it will keep secret all Technology designated by IMARK to be confidential and that, except as contemplated or permitted by the License Agreement, it will not divulge the same to any person, firm or corporation without prior written consent of IMARK. The provisions of this Section 5.2 shall not apply to information which is or becomes part of the public domain from sources other than Advance, information which Advance has in its possession or knowledge (other than as provided to Advance by IMARK) as of the date of this Agreement, information which Advance receives from third parties owing no obligation of confidentiality to IMARK, and information which Advance independently develops subsequent to the date of this Agreement. Advance covenants and agrees to take all precautions reasonably necessary to ensure that persons purchasing, leasing or using the Technology are made aware that title to the Technology resides in IMARK for any purpose other than use in connection with Advance's products, and such users may not copy (except as permitted in agreements between IMARK and Advance), disclose, attempt to disassemble or decompose software which implements the Technology. Notwithstanding the foregoing, it is understood that in the event of any inconsistency between the provision of this Section 5.2 and the provisions of any other confidentiality agreement between Advance and IMARK, the provisions of such other agreement shall govern, except that no provision in this Agreement is intended to preclude Advance from incorporating IMARK's Technology and/or products into products sold by Advance or to require Advance to obtain confidentiality agreements (other than such confidentiality agreements as Advance is able to obtain from its customers in the ordinary course of its business) from customers who purchase products from Advance which incorporate IMARK's Technology or Products or both, or from sublicensing the Technology pursuant to the License Agreement.

               5.3 Non-liability of Advance. So long as Advance has not breached its obligations under Section 5.2 above or under any other Confidentiality Agreement with IMARK, Advance shall not be responsible in any way for any depreciation in the value of the Technology, nor shall any duty or responsibility whatsoever rest upon Advance to take necessary steps to





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preserve rights against prior parties or to enforce rights in the Technology by legal proceedings or otherwise.

               5.4 Insider Trading. Advance covenants that it will not, and it will inform its officers, directors, employees, advisors or affiliates that they may not, trade in shares of IMARK while in possession of material non-public information.

               Section 6.         Default.

               6.1 Events of Default. IMARK shall be in default under this Agreement and it shall be deemed to constitute an Event of Default hereunder if any of the following events or conditions occurs:

               (a) Default in the payment of any amount due under the Restructured Notes or any other Obligation.

               (b) If any warranty, representation, or statement made or furnished to Advance by or in behalf of IMARK proves to have been false in any material respect when made or furnished or as of the date on which this Agreement is executed.

               (c) Failure of IMARK to perform any covenant made in this Agreement which failure continues for a period of thirty (30) days after IMARK receives written notice from Advance specifying such default.

               (d) Loss, theft, substantial damage, destruction, sale, license, encumbrance, or the making of any levy, seizure, or attachment of or on the Collateral.

               (e) IMARK (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of 60 days or more; (v) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or





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               the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 30 days or more.

               (f) Breach by IMARK of any of its obligations under the Subscription Agreement or any other agreement between the parties.

               6.2 Rights in the Event of Default. Upon the occurrence of an Event of Default and at any time thereafter:

               (a) Acceleration. Advance may declare the outstanding principal of the Restructured Notes, all interest thereon and all other Obligations to be forthwith due and payable, whereupon the Restructured Notes, all such interest and all such Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by IMARK.

               (b) Set off. Advance may withhold from any amount due from Advance to IMARK under the License Agreement an amount or amounts equal to the amount of any Obligation that is due and payable by IMARK under this Agreement. This right of set off shall not be deemed to be exclusive of any other right or remedy of Advance, nor shall Advance be required to exhaust any other remedy before exercising its right of set off hereunder, provided, however, that if the Event of Default is an event described in Section 8.1(f) of this Agreement, Advance hereby waives any right of setoff with respect to amounts due under the License Agreement and any claim allowable under Section 503(b) of the Bankruptcy Code arising from IMARK's performance of or failure to perform the License Agreement.

               (c) Direct Recourse. Advance may institute suit directly against IMARK to collect any Obligations without first foreclosing on or liquidating any Collateral.

               (d) Deficiency. Advance may hold IMARK liable for any deficiency that may remain after the sale of any Collateral.

               (e) Other Creditor Remedies. If an Event of Default described in Section 6.1(d) shall have occurred, Advance may also exercise any right or remedy available to a secured creditor under the Uniform Commercial Code or under any other law of any




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               jurisdiction; provided, however, that if Advance should
               foreclose its security interest in the Collateral, it may only
               (i) retain the Collateral, or (ii) sell it as part of a sale of Advance.

               (f) Collection of Expenses. Advance may collect from IMARK (i) all reasonable fees and disbursements of Advance's attorneys incurred in obtaining advice or representation relating to the collection or enforcement of any Obligation and
               (ii) all reasonable expenses of, or in anticipation of, litigation including fees and expenses of witnesses, experts and stenographers and the cost to obtain or produce appraisals. All such collection fees and expenses shall be due and payable upon demand and shall be an Obligation secured by all Collateral.

               (g) Other Remedies. Advance may exercise any other rights or remedies it may have under any other agreement with IMARK or Obligation.

               (h) Advance shall have the right to use the Technology in the conduct of its business and may incorporate the Technology in products it sells, subject to payment to IMARK for such use on terms consistent with the best terms and conditions (from the perspective of a customer) offered to any other customer of IMARK for the same or similar products or technologies, and the right to sublicense the Technology subject to the payment of the Royalties described therein, In each case, payment may be applied against the Restructured Notes.

               (i) ADVANCE MAY ENFORCE ITS RIGHTS UNDER THIS AGREEMENT WITHOUT RESORT TO PRIOR JUDICIAL PROCESS OR JUDICIAL HEARING, AND IMARK EXPRESSLY WAIVES, RENOUNCES AND KNOWINGLY RELINQUISHES ANY LEGAL RIGHT WHICH MIGHT OTHERWISE REQUIRE ADVANCE TO ENFORCE ITS RIGHTS BY JUDICIAL PROCESS. IN SO PROVIDING FOR A NON-JUDICIAL REMEDY, IMARK RECOGNIZES AND CONCEDES THAT SUCH A REMEDY IS CONSISTENT WITH THE USAGE OF THE TRADE, IS RESPONSIVE TO COMMERCIAL NECESSITY AND IS THE RESULT OF BARGAINING AT ARM'S LENGTH. NOTHING IN THIS AGREEMENT IS INTENDED TO PREVENT IMARK OR ADVANCE FROM RESORTING TO JUDICIAL PROCESS AT EITHER PARTY'S OPTION;





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               (j)        Delay. Advance may delay exercising or omit to
               exercise any right or remedy under this Agreement without waiving that or any other past, present or future right or remedy, except in writing signed by Advance.

               (k) Waivers. Advance may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

               (l) Cooperation. IMARK hereby agrees to cooperate fully with Advance in order to permit Advance to utilize the Technology.

               6.3        IMARK Rights.    If Advance has breached its
obligations to IMARK under the Subscription Agreement, IMARK may set off its damages against any amounts due to Advance under the Restructured Notes.

               Section 7. Advance. If IMARK fails to perform any agreement contained herein, Advance may itself perform or cause performance of, such agreement, and the expense of Advance incurred in connection therewith shall be payable by IMARK and secured by this Agreement.

               Section 8. Conditions Precedent. Simultaneously with execution of this Agreement, and prior to the first borrowing under the Additional Credit, IMARK shall deliver to Advance the following documents:

               (a)        the Restructured Notes executed by IMARK;

               (b) executed Form UCC-1's in form appropriate for filing in the jurisdictions listed in Section 4.4 and all other jurisdictions in which filing is necessary to perfect the security interests created hereunder;

               (c) such other documents as are required to be filed to perfect any other security interests created hereunder;

               (d) an opinion letter of Greenberg Traurig reasonably acceptable to Advance with respect to due incorporation, due authorization, enforceability and perfection of security interests;

               (e) Subordination and Non-Disturbance Agreements in form reasonably acceptable to Advance from all secured creditors of IMARK, including but not limited to those listed on Schedule 3.2; and

               (f)        the borrowing  request described in Section 1.2.





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               Section 9.         Miscellaneous.

               9.1 Assignment Prohibited. This Agreement and/or the rights granted hereunder may not be assigned by IMARK without the prior written consent of Advance, which consent may be withheld for any reason or for no reason at all.

               9.2 Term of Agreement. The term of this Agreement shall commence on the date of this Agreement and end upon full payment of the Restructured Notes; provided, however, that all warranties, representations and indemnities shall survive the termination of this Agreement.

                9.3 Headings. Headings used in this Agreement are to facilitate reference only, do not form a part of this Agreement, and shall not in any way affect the interpretation hereof.

                9.4 Pronouns. The pronouns used in this instrument are in the masculine gender but shall be construed as feminine or neuter as occasions may require.

                9.5 Parties. "Advance" and "IMARK" as used in this Agreement include the successors, representatives, receivers, and assigns of those parties.

                9.6 Applicable Law. The law governing this secured transaction shall be that of the Commonwealth of Virginia.

                9.7 Entire Agreement. This Agreement and all schedules and exhibits annexed hereto constitute the entire agreement among the parties respecting the subject matter hereof and supersedes all prior agreements among the parties relative to the subject matter hereof. This Agreement may not be modified or amended except by a writing which states that it is an amendment to this Agreement and which is signed by a duly authorized representative of each of the parties.

                9.8 Notices. All notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched either (i) by telex, cable or facsimile transceiver, with confirming letter mailed promptly thereafter in accordance with clause (ii) hereof, or
(ii) by reputable overnight express mail courier or by certified mail, postage prepaid, return receipt requested, deposited in any post offices in the United States, as the case may be, if to IMARK addressed to the address set forth on the first page of this Agreement or if to Advance to 11 James Square, London, England SW1Y4LB, with a copy to Alan Wovsaniker, Esq., Lowenstein Sandler PC,
65 Livingston Avenue, NJ   07068, or to such other addresses as may be
provided, from time to time. Either party may change its address by notice given to the other party in the manner set forth above. When sent by cable or facsimile as aforesaid, notices given as herein provided shall be considered to have been received when sent; otherwise, notices shall be considered to have been received only upon delivery or attempted delivery during normal business hours.





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
                9.9 Severability. In the event of any of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision shall not affect the validity, legality or enforceability of any other terms or provisions of this Agreement and, to the extent permitted by applicable law, a valid, legal and enforceable provision substantially similar to the invalid, illegal or unenforceable provision shall be substituted in lieu thereof.

                9.10 Time Waiver. IMARK agrees that in performing any act under this Agreement and the Note, time shall be of the essence and that Advance's acceptance of partial or delinquent payments, or failure of Advance to exercise any right or remedy shall not be a waiver of any obligation of IMARK or right of Advance or constitute a waiver of any other similar default subsequently occurring.

                9.11 Arbitration. All disputes arising out of or relating to this Agreement or the transactions contemplated by this Agreement may upon the request of either party, be settled by arbitration conducted in accordance with the rules then in effect of the American Arbitration Associations ("AAA") by a panel of three arbitrators selected by the AAA, at least one of whom must have substantial experience in computer hardware and software technology licensing. The arbitration shall be conducted in New Jersey and the decision and award of the arbitrators shall be final and binding on the parties and a judgment upon such decision or award may be entered in any court of competent jurisdiction. The parties shall pay equal shares of the costs and expenses of the arbitration proceeding but each party shall pay its own legal fees and other costs.

                Section 10.       Certain Terms.

                10.1 The following terms shall have the meaning specified in this section for all purposes of this Agreement.

               (a) Collateral. "Collateral" shall have the meaning specified in Section 2.1.

               (b) Common Stock. "Common Stock" shall mean shares of common stock, $0.01 par value per share, authorized by IMARK's Articles of Incorporation.

               (c) Event of Default. "Event of Default" shall mean any of the events enumerated in Section 6.1.

               (d) License Agreement. "License Agreement" shall mean that certain technology license agreement between IMARK and Advance dated August __, 1998 as the same may be amended.

               (e) Product. "Product" shall mean a hardware, firmware or software implementation of a version of the Technology.

               (f)        Technology. "Technology" shall mean all
               internet-based and CD-ROM-based electronic commerce services capabilities whether already developed or





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
               hereafter developed, or made, owned, discovered or licensed on a sub-licensable basis by IMARK, including, without limitation, all versions of NET-MAX and CD-MAX, other software, hardware, firmware, custom and semi-custom components, algorithms, know-how, trade secrets, confidential information, Source codes, object codes, designs, plans, specifications, magnetic media and other forms of recorded information.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as set forth below, all as of the date first set forth above.

IMARK TECHONOLOGIES, INC.                INTERNATIONAL ADVANCE, INC.




By: /s/ ROBERT A. WIEDEMER               By: /s/ EDWARD GUINAN
   --------------------------------         --------------------------------
   Name: Robert A. Wiedemer                 Name: Edward Guinan
   Title: President                         Title: President





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